UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

U.S. CONCRETE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main St

Euless, Texas 76039

(Address of principal executive offices, including zip code)

(817) 835-4105

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	USCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 6, 2021, U.S. Concrete, Inc., a Delaware corporation (“U.S. Concrete”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vulcan Materials Company, a New Jersey company (“Vulcan”) and Grizzly Merger Sub I, Inc., a Delaware corporation and a wholly-owned subsidiary of Vulcan (“Grizzly Merger Sub”) pursuant to which Grizzly Merger Sub will merge with and into U.S. Concrete (the “Merger”), with U.S. Concrete surviving the Merger and becoming a wholly-owned subsidiary of Vulcan.

Following discussions with staff at the Antitrust Division of the U.S. Department of Justice (“DOJ”), U.S. Concrete and Vulcan have agreed to voluntarily provide DOJ with additional time in which to review the Merger. On July 21, 2021, Vulcan, as the acquiring party, voluntarily withdrew its pre-merger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). In accordance with the regulations under the HSR Act, Vulcan plans to resubmit its HSR Act filing on or before July 23, 2021, commencing a new 30-day waiting period under the HSR Act. U.S. Concrete and Vulcan continue to work cooperatively with the DOJ staff in their review of the proposed transaction, and continue to expect to complete the transaction in the second half of 2021, subject to the satisfaction of the conditions to closing, including approval of U.S. Concrete’s stockholders.

No Offer or Solicitation / Additional Information and Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

This communication is being made in connection with the proposed transaction between Vulcan and U.S. Concrete.    In connection with the proposed transaction, U.S. Concrete filed, and may in the future file, certain relevant documents with the U.S. Securities and Exchange Commission (“SEC”), including the Definitive Proxy Statement on Schedule 14A which was mailed to U.S. Concrete stockholders in connection with U.S. Concrete’s submission of the transaction for the consideration by U.S. Concrete stockholders at a special meeting to be held on August 16, 2021. This communication is not intended to be, and is not, a substitute for the Definitive Proxy Statement or any other document that U.S. Concrete has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF U.S. CONCRETE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Definitive Proxy Statement and other relevant materials and any other documents filed or furnished by U.S. Concrete with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, copies of the Definitive Proxy Statement and other relevant materials and documents filed by U.S. Concrete with the SEC will also be available free of charge on U.S. Concrete’s website at www.us-concrete.com.

Participants in the Solicitation

U.S. Concrete and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from U.S. Concrete’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of U.S. Concrete stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement filed with the SEC on July 13, 2021, for the upcoming special meeting of the U.S. Concrete stockholders to be held on August 16, 2021. To the extent the holdings of U.S. Concrete’s securities by the U.S. Concrete directors and executive officers have changed since the amounts set forth in the Definitive Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on U.S. Concrete’s website at www.us-concrete.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction is included in the Definitive Proxy Statement U.S. Concrete filed with the SEC on July 13, 2021.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, regarding Vulcan and U.S. Concrete, including, but not limited to, statements about the benefits of the proposed transaction of Vulcan and U.S., including future financial and operating results, Vulcan’s or U.S. Concrete’s plans, objectives, expectations and intentions and the expected timing of completion of the proposed transaction. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Vulcan’s or U.S. Concrete’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Vulcan’s and U.S. Concrete’s ability to complete the transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals and the satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement relating to the proposed transaction; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk that U.S. Concrete’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Vulcan’s ability to obtain the expected financing to consummate the proposed transaction; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the transaction on the market price of Vulcan’s or U.S. Concrete’s common stock; the possibility that, if Vulcan does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Vulcan’s common stock could decline; the risk of potential stockholder litigation associated with the possible transaction, including resulting expense or delay; regulatory initiatives and changes in tax laws; the impact of the COVID-19 pandemic on the operations and financial results of Vulcan, U.S. Concrete or the combined company; general economic conditions; and other risks and uncertainties affecting Vulcan and U.S. Concrete, including those described from time to time under the caption “Risk Factors” and elsewhere in Vulcan’s and U.S. Concrete’s SEC filings and reports, including Vulcan’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, U.S. Concrete’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which Vulcan or U.S. Concrete are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Vulcan and U.S. Concrete caution investors that such forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such forward-looking statements. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by Vulcan or U.S. Concrete on their respective websites or otherwise. Neither Vulcan nor U.S. Concrete undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

By:	/s/ Gibson T. Dawson
Name: Gibson T. Dawson Title: Vice President, Corporate Controller and Chief Accounting Officer

Date: July 21, 2021